SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 25, 2002

                          EQCC Receivables Corporation

                                  (Depositor)

Delaware                      33-66152                      59-3170055
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



10401 Deerwood Park Blvd, Jacksonville, FL                  32256
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 904-987-5000

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                          EQCC Receivables Corporation
                               EQCC Trust 2001-2
                 EQCC Asset Backed Certificates, Series 2001-2

On March 25, 2002, The Bank of New York, as Trustee for EQCC Trust 2001-2 made a monthly distribution of principal and/or interest to the Holders of the EQCC Asset Backed Certificates, Series 2001-2. The monthly distributions were made pursuant to the terms of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of December 1, 2001 by and among EQCC Receivables Corporation as Depositor, EquiCredit Corporation of America, as Transferor and Initial Servicer, Bank of America, N.A., as Advancing Party, Fairbanks Capital Corp., as Expected Successor Servicer and The Bank of New York, as Trustee.

All capitalized terms used, but not defined herein, shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of EQCC Asset Backed Certificates, Series 2001-2 relating to the Distribution Date of March 25, 2002 prepared by the Trustee pursuant to the terms of the Pooling and Servicing Agreement.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 25, 2002


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99 Report to Holders of EQCC Asset Backed Certificates, Series 2001-2 relating to the Distribution Date of March 25, 2002 prepared by the Trustee pursuant to the terms of the Pooling and Servicing Agreement.


99                  Monthly Remittance Statement dated March 25, 2002



                             Payment Date: 03/25/02


          ------------------------------------------------------------
                               EQCC Trust 2001-2
                 EQCC Asset Backed Certificates, Series 2001-2
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1      1,870,076,640.57    2.810000%    54,703,428.23  4,087,156.39   58,790,584.62       0.00       0.00
                        A2      1,782,873,298.32    2.810000%    74,405,122.95  3,896,568.64   78,301,691.59       0.00       0.00
                        A3        938,841,132.08    2.810000%    43,542,823.73  2,051,889.45   45,594,713.18       0.00       0.00
                        A4      1,044,924,992.22    2.810000%    28,991,878.34  2,283,741.62   31,275,619.96       0.00       0.00
                        A5        783,353,203.20    2.810000%    21,262,873.24  1,712,061.95   22,974,935.19       0.00       0.00
                        A6      1,502,854,566.98    5.470000%    34,099,896.22  6,850,512.07   40,950,408.29       0.00       0.00
                        A7      1,674,070,205.11    5.470000%    43,633,336.29  7,630,970.02   51,264,306.30       0.00       0.00
                        X                   0.00    0.000000%             0.00          0.00            0.00       0.00       0.00
Residual                R1                  0.00    0.000000%             0.00          0.00            0.00       0.00       0.00
                        R2                  0.00    0.000000%             0.00          0.00            0.00       0.00       0.00
                        R3                  0.00    0.000000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -      9,596,994,038.48     -          300,639,358.99 28,512,900.14  329,152,259.13     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1      1,815,373,212.34            0.00
                                A2      1,708,468,175.37            0.00
                                A3        895,298,308.36            0.00
                                A4      1,015,933,113.88            0.00
                                A5        762,090,329.96            0.00
                                A6      1,468,754,670.76            0.00
                                A7      1,630,436,868.83            0.00
                                X                   0.00            0.00
Residual                        R1                  0.00            0.00
                                R2                  0.00            0.00
                                R3                  0.00            0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -      9,296,354,679.48   -
--------------------------------------------------------------------------------

                             Payment Date: 03/25/02


          ------------------------------------------------------------
                               EQCC Trust 2001-2
                 EQCC Asset Backed Certificates, Series 2001-2
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1  1,870,076,640.57     2.810000% 26882JAE6    27.392392      2.046617    909.036525
                           A2  1,782,873,298.32     2.810000% 26882JAF3    37.534033      1.965643    861.845243
                           A3    938,841,132.08     2.810000% 26882JAG1    41.262688      1.944442    848.415695
                           A4  1,044,924,992.22     2.810000% 26882JAH9    25.991003      2.047357    910.776459
                           A5    783,353,203.20     2.810000% 26882JAJ5    24.957073      2.009515    894.495487
                           A6  1,502,854,566.98     5.470000% 26882JAK2    21.576483      4.334616    929.344763
                           A7  1,674,070,205.11     5.470000% 26882JAL0    24.433058      4.273062    912.984469
                           X               0.00     0.000000%               0.000000      0.000000      0.000000
Residual                   R1              0.00     0.000000%               0.000000      0.000000      0.000000
                           R2              0.00     0.000000%               0.000000      0.000000      0.000000
                           R3              0.00     0.000000%               0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -   9,596,994,038.48       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                               EQCC Trust 2001-2
                 EQCC Asset Backed Certificates, Series 2001-2
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------
PrinBal   1,841,111,992.85 1,736,940,437.86   910,209,039.76 1,033,810,166.04
LnCt                 16116            16077            10168            11279
AvgLnRate        9.162301%        9.951093%        9.866018%       10.587040%
PpyAmt       44,752,725.22    63,747,658.84    37,797,533.17    22,197,181.68

                                                                        Total
                                                                        -----
PrinBal     772,834,126.37 1,486,607,971.11 1,646,273,735.44 9,427,787,469.43
LnCt                  3879            21659            20598            99776
AvgLnRate        9.128242%       10.933903%        9.815766%             9.92
PpyAmt       16,754,153.76    26,585,834.63    36,195,942.46   248,031,029.76


--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------
MSF 789,853.75   751,739.29   399,547.12   439,810.74   329,454.04   639,508.12
SSF       0.00         0.00         0.00         0.00         0.00         0.00
TF        0.00         0.00         0.00         0.00         0.00         0.00

AggAdv     N/A          N/A          N/A          N/A          N/A          N/A
AdvPd     0.00         0.00         0.00         0.00         0.00         0.00

                                Total
                                -----
MSF       714,991.43     4,064,904.49
SSF             0.00             0.00
TF              0.00             0.00

AggAdv           N/A              N/A
AdvPd           0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------
                                                                         Total
                                                                         -----
RealLoss     0.00   0.00  12,657.83   3,863.96   0.00   0.00   0.00  16,521.79
CumLoss 11,339.71   0.00  13,068.11  50,521.43   0.00   0.00   0.00  74,929.25

Coverage Amounts                                                         Total
----------------                                                         -----
Bank     0.00         0.00         0.00         0.00         0.00         0.00
Fraud    0.00         0.00         0.00         0.00         0.00         0.00
SpecHaz  0.00         0.00         0.00         0.00         0.00         0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior          100.000000%           100.000000%          9,596,994,038.48
   -----------------------------------------------------------------------------
   Junior            0.000000%             0.000000%                      0.00
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                        7594               638,983,163.01
60 to 89 days                        2730               228,915,037.73
90 or more                           2658               225,286,904.83
Foreclosure                           757                70,096,940.58

Totals:                             13739             1,163,282,046.15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount          329,152,259.13        329,152,259.13
Principal remittance amount          300,639,358.99        300,639,358.99
Interest remittance amount            28,512,900.14         28,512,900.14